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                                                                    EXHIBIT 32.2


CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350.

         In connection with the amendment to the Annual Report of SED International Holdings, Inc (the "Company") on Form 10-K/A for the year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip Flynt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, and for, the periods presented in this Report.


         Dated: October 28, 2003
                                             /s/ Philip Flynt
                                             Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Act and is not being filed as part of the Report or as a separate document.